Exhibit 10.5

CCEAR by availability Nº 28500/ 15

FORM OF AGREEMENT FOR THE MARKETING OF ENERGY

IN THE REGULATED ENVIRONMENT - CCEAR BY AVAILABILITY

CCEAR NO. 28500/15

PRODUCT 2020 / 2044 (NATURAL GAS)

AGREEMENT FOR THE MARKETING OF ENERGY IN THE REGULATED ENVIRONMENT - CCEAR, IN THE MODE AVAILABILITY OF ELECTRIC ENERGY EXECUTED BETWEEN E GPE SERGIPE AND [_____].

On one side, GPE SERGIPE - EMPREENDIMENTOS SPE LTDA, a company authorized for the generation of electric energy, with registered office at AVENIDA RIO BRANCO, 186, SALA 506 EDIF OVIEDO TEIXEIRA, CENTRO, ARACAJU-SE, taxpayer identification number CNPJ/MF 20.095.481/0001-73, hereinafter referred to as SELLER, and, on the other, [________], a company holder of license for the provision of public services of distribution of electric energy, with registered office at [_________], hereinafter referred to as BUYER, collectively referred to PARTIES, and separately PARTY, herein represented by their undersigned legal representatives, pursuant to the terms of their constitutional documents;

WHEREAS:

1. the PARTIES participated in the 21st Auction of Energy from New Generation Ventures (“Auction”), promoted by the National Electric Energy Agency - ANEEL, and held on April 30, 2015, in accordance with Auction Notice No. 03/2015-ANEEL (“NOTICE”), pursuant to Acts No. 10848 of March 15, 2004, No. 11488 of June 15, 2007, and No. 11943 of May 28, 2009, Decrees No. 5163 of July 30, 2004, and No. 6210 of September 18, 2007, MME Ordinances No. 29 of January 28, 2011, No. 514 of September 2, 2011, No. 653 of December 11, 2014, ANEEL Resolution No. 1868 of March 30, 2015, and other applicable provisions;

2. pursuant to the terms of the respective AUTHORIZING ACT granted by the Granting Power, as provided for in the NOTICE, e SELLER was authorized to generate ELECTRIC ENERGY, through the operation of the Thermoelectric Plant (UTE) PORTO DE SERGIPE I, located in Santo Amaro das Brotas, with INSTALLED POWER of 1515.64 MW (PORTO DE SERGIPE I);

3. as a result of the Auction, and together with other buyers participating in the same auction, BUYER obtained the right to acquire amounts of ELECTRIC ENERGY and ASSOCIATED POWER from SELLER, in accordance with the conditions set forth in the AGREEMENT and the applicable regulations;

4. the marketing between the PARTIES, of a regulated nature, shall be monitored within the scope of the Chamber for Marketing of Electric Energy - CCEE, for purposes contemplated in the legislation, in the MARKETING COVENANT, in the RULES and in the MARKETING PROCEDURES;

The PARTIES have mutually agreed to enter into this REGULATED ENVIRONMENT ENERGY MARKETING AGREEMENT, hereinafter referred to as “AGREEMENT” or “CCEAR”, which shall be governed by the provisions of Act No. 10848 of 2004, No. 11488 of June 15, 2007, and No. 11943 of May 28, 2009, Decrees No. 5163 of July 30, 2004 and No. 210 of September 18, 2007, and other applicable legal and regulatory provisions, as well as by the MARKETING RULES and PROCEDURES, and in accordance with the following clauses and conditions:

CCEAR by availability Nº 28500/ 15

CLAUSE 1 – PURPOSE AND ANNEXES OF THE AGREEMENT

1.1. The purpose of the AGREEMENT is to establish the terms and conditions of the purchase and sale of the ENERGY CONTRACTED with ASSOCIATED POWER, conducted between BUYER and SELLER in the availability mode and restricted to the PLANT, according to the amounts indicated in Clause 4, as of the START DATE OF SUPPLY.

1.2. The following are integral parts of the AGREEMENT:

(a) ANNEX I - PARAMETERS OF THE AGREEMENT;

(b) ANNEX II - DEFINITIONS;

(c) ANNEX III - CONSTITUTION AGREEMENT OF GUARANTEE FOR RESTRICTION OF REVENUE; and

(d) ANNEX IV - AUTHORIZING ACT, which shall be incorporated into the AGREEMENT by reference, as if it were copied in it.

1.3. In the event of any discrepancy between the provisions of the AGREEMENT and the ANNEXES I to III thereto, the provisions of the AGREEMENT shall prevail.

CLAUSE 2 - DEFINITIONS AND ASSUMPTIONS

2.1. For the perfect understanding and accuracy of the technical terminology used in the AGREEMENT and its annexes, the terms and expressions written in capital letters, when used in the AGREEMENT, shall have the meanings listed in ANNEX II - DEFINITIONS.

2.2. The use of the definitions contained in the AGREEMENT in the plural or singular, male or female, does not alter the meanings assigned to them in ANNEX II - DEFINITIONS.

CLAUSE 3 – TERM OF EFFECTIVENESS OF THE AGREEMENT AND SUPPLY PERIOD

3.1. The term of the AGREEMENT shall begin on this date and expire on December 31, 2044, in compliance with the provisions of sub-clause 3.6, and its effectiveness shall be conditioned to the execution of the corresponding CCG.

3.2. The SUPPLY PERIOD shall be in force within the period provided in Sub-Clause 3.3, regardless of the deadline for the concession, permission or authorization of BUYER or SELLER.

3.3. The SUPPLY PERIOD shall begin at 00.00 hours on January 1, 2020 and end at 00.00 hours on December 31, 2044.

3.4. The beginning of the SUPPLY PERIOD, defined in sub-clause 3.3, may be accelerated through the execution of an Amendment to the AGREEMENT, under the conditions established in subsection IV of § 2 of article 2 of Act nº 10.848, of March 15th, 2004.

3.5. In the event that the deadline for the concession, permission or authorization by BUYER or SELLER ends before the expiry of the SUPPLY PERIOD, the successor in ownership of the respective concession, permission or authorization shall assume all the obligations and rights contemplated in the AGREEMENT.

3.6. Termination of the AGREEMENT shall not affect any rights or obligations prior to such event, even if its exercise or fulfillment occurs after termination of the AGREEMENT.

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CLAUSE 4 – AMOUNTS CONTRACTED

4.1. For purposes of applying the provisions of the AGREEMENT, the amounts specified in Table 1, referenced to the GRAVITY CENTER of the PLANT SUBMARKET, represent the values of CONTRACTED ENERGY, ASSOCIATED POWER and CONTRACTUAL INFLEXIBILITY:

Table 01 - CONTRACTED ENERGY, ASSOCIATED POWER and CONTRACTUAL INFLEXIBILITY

YEAR OF SUPPLY	CONTRACTED POWER (average MW)	ASSOCIATED POWER (MWh/h)	CONTRACTUAL INFLEXIBILITY (average MW)
2020	[__________]	[__________]	[__________]
2021	[__________]	[__________]	[__________]
.......
2044	[__________]	[__________]	[__________]
TOTAL	[__________]	[__________]	[__________]

4.1.1. The amounts of CONTRACTED ENERGY, in compliance with the MONTHLY ALLOCATION OF ELECTRIC ENERGY and MODULATION criteria defined in this Clause, shall be considered as a requirement of SELLER and a resource of BUYER in the processes of verification of insufficient hedge for sale and contractual coverage of consumption, respectively, pursuant to the terms of the MARKETING RULES.

4.1.2. The amounts of ASSOCIATED POWER, which correspond to the value of the MAXIMUM CONTRACTUAL AVAILABILITY, shall be considered as a resource of BUYER and a requirement of SELLER in the process of ascertaining the insufficiency of the hedge of POWER, in accordance with the MARKETING RULES.

4.1.3. The amounts of CONTRACTUAL INFLEXIBILITY, observing the criteria of MONTHLY ALLOCATION OF ELECTRIC ENERGY and MODULATION defined in this Clause, shall be considered as an obligation of delivery of ENERGY by SELLER, pursuant to the terms of Clause 6.

4.2. The amounts of CONTRACTED ENERGY, ASSOCIATED POWER and CONTRACTUAL INFLEXIBILITY defined in the table of sub-clause 4.1 may be reduced, by mutual agreement between the PARTIES, or by ANEEL, in case of reduction by regulatory act of the PHYSICAL GUARANTEE of the PLANT.

4.2.1. In the occurrence of the provisions of sub-clause 4.2, the PARTIES shall execute an Amendment to the AGREEMENT.

4.2.2. The reductions provided for in sub-clause 4.2 shall be treated as voluntary exposure of BUYER to ANEEL.

4.3. The MONTHLY ALLOCATION OF THE CONTRACTED ENERGY shall be obtained from the uniform discretization of the amounts defined in sub-clause 4.1 (flat monthly allocation of energy).

4.4. The MODULATION OF THE CONTRACTED ENERGY shall be carried out in accordance with the MARKETING RULES, observing the limits conferred by the ASSOCIATED POWER.

4.5. The MONTHLY ALLOCATION OF ELECTRIC ENERGY OF THE CONTRACTUAL INFLEXIBILITY shall be obtained from the declaration of the monthly amounts of inflexibility of the PLANT, prepared jointly between SELLER and the ONS for each year of supply, considering, among other aspects, the operating restrictions and the value of MAXIMUM AVAILABILITY of the PLANT.

4.5.1. The declaration of the monthly amounts of inflexibility of the PLANT mentioned in sub-clause 4.5 shall be submitted by December of the year preceding the reference year, and these amounts may not be changed after this period.

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4.5.2. In the declaration of the monthly amounts of inflexibility of the PLANT covered in sub-clause 4.5, the questions of energy optimization of the SIN, operation of the PLANT at 4.1.1. levels that confer greater yield, and volatility of the price of fuel throughout the year, among other points, shall be considered.

4.6. The CONTRACTUAL INFLEXIBILITY MODULATION shall be carried out from the uniform discretization of the monthly amounts of CONTRACTUAL INFLEXIBILITY obtained pursuant to the terms of sub-clause 4.5 (flat modulation), observing the compatibility with the declared SCHEDULED UNAVAILABILITY value.

4.7. SELLER shall submit to ONS, for purposes of this AGREEMENT, by December 15 of each calendar year, the annual schedule of scheduled unavailability for the following year, with hourly discretization (IPh).

4.7.1. In the annual schedule, the agent shall observe that the average of the values declared for the calendar year cannot be higher than the value of SCHEDULED UNAVAILABILITY declared for the calculation of the PHYSICAL GUARANTEE.

4.7.2. The annual schedule of scheduled non-availabilities may not be altered, except for systemic necessity, at the discretion of the ONS, with justification presented to ANEEL and by mutual agreement with SELLER, provided that the provisions of sub-clause 4.7.1 are complied with.

4.8. SELLER shall also submit to ONS, by December 15 of each calendar year, the annual MONTHLY ALLOCATION OF ELECTRIC ENERGY OF THE CONTRACTUAL INFLEXIBILITY, which shall be compatible with the declared SCHEDULED UNAVAILABILITY.

4.9. In the event of decrees of ELECTRIC ENERGY rationing, the amounts of CONTRACTED ENERGY, CONTRACTUAL INFLEXIBILITY and ASSOCIATED POWER may not be reduced.

CLAUSE 5 - OBLIGATIONS OF THE PARTIES

5.1. All the activities, operations and processes contemplated in the AGREEMENT, regardless of their definition and treatment in this instrument, shall be carried out in accordance with the applicable law, ANEEL’s regulations, the MARKETING COVENANT, RULES and PROCEDURES, the NETWORK PROCEDURES and/or the DISTRIBUTION PROCEDURES, and this is not opposed by a perfect legal act or acquired right to the regulatory determinations.

5.2. The PARTIES shall fully comply with all obligations imposed on the AGENTS, which are set forth in the MARKETING COVENANT, in the MARKETING RULES and in the MARKETING PROCEDURES.

5.3. The PARTIES agree that the SELLER shall bear all the risks, obligations and liabilities, TAXES, connection fees and charges, the use of the transmission and distribution systems, and those related to the verified internal consumption of the PLANT and the electrical losses due and/or verified between the PLANT and the SUBMARKET GRAVITY CENTER where the PLANT is located.

5.4. The PARTIES further agree that it shall be BUYER’s entire responsibility to bear all risks, obligations, liabilities, TAXES, tariffs and charges, of connection, use of the transmission and distribution systems, and those related to the losses incident and/or verified between the GRAVITY CENTER of the SUBMARKET where the PLANT is located and the final destination of the CONTRACTED ENERGY.

5.4.1. The costs arising from price differences between SUBMARKETS, positive or negative, shall be borne by BUYER, and passed on to the end consumer in accordance with ANEEL’s regulations.

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5.5. The VENDOR is responsible for the implementation, operation and maintenance of the PLANT.

5.6. During the SUPPLY PERIOD, SELLER shall constitute hedge through the PHYSICAL GUARANTEE of plants owned by it and/or through bilateral contracts for the purchase of ENERGY.

5.6.1. In the event of hedge being constituted through bilateral contracts for the purchase of ENERGY, such contracting shall be made in the form of quantity of ELECTRIC ENERGY, under the exclusive responsibility of SELLER, which shall also assume the risks of price differences between SUBMARKETS.

5.6.2. The ENERGY and POWER associated to the bilateral contracts mentioned in sub-clause 5.6.1 shall be attributed, under the MARKETING RULES, to SELLER.

5.6.3. Noncompliance with the obligation set forth in Sub-Clause 5.6 may cause termination of the AGREEMENT, pursuant to the terms of sub-clause 13.2, without prejudice to Seller's subjection to the penalties set forth in article 3 of Decree No. 5,163 of 2004.

5.7. The obligations of SELLER in terms of delivery of ENERGY are defined in Clause 6.

5.8. SELLER shall promote the closing of the combined cycle of the PLANT until the date informed by SELLER in the TECHNICAL QUALIFICATION process, contained in Annex I of the AGREEMENT.

5.8.1. Non-compliance with the provisions of sub-clause 5.8 shall result in a monthly reduction of 10% (ten percent) in the SALE REVENUE obtained pursuant to sub-clause 7.8 from the month following the date set out in Annex I.

5.9. During the term of the AGREEMENT, SELLER shall be subject to the order by ONS based on the CVU defined in Clause 8, including orders issued outside the order of merit for electricity or energy reasons, and SELLER shall not declare a generation cost higher than that established in the AGREEMENT.

5.10. The PARTIES shall promote all payments and/or receipts due, in accordance with the provisions established in the AGREEMENT.

5.11. SELLER may, at its sole discretion, market the amounts of ENERGY produced between the beginning of the commercial operation of the PLANT and the SUPPLY START DATE with any AGENTS, in the Free Contracting Environment - ACL, in the SHORT TERM MARKET or, if applicable, in auctions for the purchase of ENERGY, according to the law.

CLAUSE 6 - SELLER'S OBLIGATION TO DELIVER ENERGY

6.1. Due to the purpose of the AGREEMENT, and given the technical characteristics of the PLANT, the amounts of ENERGY to be delivered by SELLER to BUYER during the SUPPLY PERIOD, referenced to the GRAVITY CENTER of the PLANT SUBMARKET, and which shall be considered in the accounting process of the operations of purchase and sale of ENERGY in the SHORT TERM MARKET, shall be defined based on:

(i) the amounts of ENERGY CONTRACTED;

(ii) the amounts of CONTRACTUAL INFLEXIBILITY;

(iii) the amounts of MAXIMUM CONTRACTUAL AVAILABILITY;

(iv) the schedule for commercial startup of the PLANT generating units;

(v) the POWER of each PLANT generating unit; and

(vi) the INSTALLED POWER of the PLANT.

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6.1.1. The parameters described in Sub-Clause 6.1 have their values presented in Annex I of the AGREEMENT.

6.2. For every MARKETING PERIOD prior to the commercial startup of the first generating unit of the PLANT, the amount of ENERGY to be delivered by SELLER to BUYER shall be given by the amount of ENERGY CONTRACTED, observing the criteria of MONTHLY ALLOCATION OF ELECTRIC ENERGY and MODULATION.

6.3. For every MARKETING PERIOD after commercial startup of the last generating unit of the PLANT and comprised in the first three calendar years of the AGREEMENT’S SUPPLY PERIOD, SELLER shall be exempt from delivering ENERGY related to the SCHEDULED UNAVAILABILITY, the commitment of delivery by SELLER to the BUYER being given:

(i) by the modulated value of CONTRACTUAL INFLEXIBILITY, if the PLANT is not dispatched by order of merit in terms of price; or

(ii) by the MAXIMUM HOURLY CONTRACTUAL AVAILABILITY RELATIVE TO THE FIRST THREE YEARS OF SUPPLY (DISPmaxC3years), if the PLANT is delivered by order of merit in terms of price.

6.4. The value of the MAXIMUM HOURLY AVAILABILITY RELATIVE TO THE FIRST THREE

YEARS OF SUPPLY (DISPmaxC3years) will be given by:

Where:

Pot = INSTALLED POWER OF THE PLANT, as described in Annex I of the AGREEMENT;

FCmax = Maximum Capacity Factor, according to the value declared by SELLER for calculation of the PHYSICAL GUARANTEE, as described in Annex I of the AGREEMENT;

TEIF = Forced Equivalent Unavailability Rate, according to the value declared by SELLER for calculation of the PHYSICAL GUARANTEE, as described in Annex I of the AGREEMENT;

IPver = SCHEDULED UNAVAILABILITY VERIFIED every hour; and

P_Comprcm = PERCENTAGE OF COMMITMENT OF THE PLANT to the AGREEMENT, as described in Annex I of the AGREEMENT.

6.5. In the first three calendar years of supply of the agreement, the generation of the plant in an amount lower than the delivery commitment, will subject Seller to negative financial exposure of the short-term market, according to the accounting process.

6.6. During the period of motorization of the PLANT and during the first three calendar years of the AGREEMENT’s SUPPLY PERIOD, the amount of ENERGY to be delivered by SELLER to BUYER shall be given by a combination of the criteria established in sub-clauses 6.2 and 6.36.3, in compliance with:

(i) the portion of the INSTALLED POWER of the PLANT that is not in commercial operation, for purposes of applying the provisions of sub-clause 6.2; and

(ii) the portion of the INSTALLED POWER of the PLANT that is in commercial operation, for purposes of applying the provisions of sub-clause 6.3.

6.7. There may be reimbursement by Seller to Buyer when SCHEDULED UNAVAILABILITY is verified, included in the period of the first three calendar years of the SUPPLY PERIOD, as established in Clause 9 of the AGREEMENT.

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6.8. For any marketing period subsequent to commercial startup of the last generating unit of the plant and subsequent to the end of the third calendar year, Seller's delivery commitment shall be given:

(i) by the modulated value of CONTRACTUAL INFLEXIBILITY, if the PLANT is not delivered by order of merit in terms of price.

(ii) by MAXIMUM HOURLY CONTRACTUAL AVAILABILITY, if the PLANT is delivered by order of merit in terms of price.

6.9. The value of the MAXIMUM HOURLY CONTRACTUAL AVAILABILITY (DISPmaxc) shall be given by:

DISPmaxC = Pot x FCmax x (1-TEIF) x (1- IPh) x P_Comprcm.

Where:

Pot = INSTALLED POWER OF THE PLANT, as described in Annex I of the AGREEMENT;

FCmax = Maximum Capacity Factor, according to the value declared by SELLER for calculation of the PHYSICAL GUARANTEE, as described in Annex I of the AGREEMENT;

TEIF = Forced Equivalent Unavailability Rate, according to the value declared by SELLER for calculation of the PHYSICAL GUARANTEE, as described in Annex I of the AGREEMENT;

IPh = SCHEDULED UNAVAILABILITY on an hourly basis declared to ONS on December 15 of each year.

P_Comprcm = CONTRACTUAL COMMITMENT PERCENTAGE, as described in Annex I of the AGREEMENT.

6.10. From the fourth calendar year of the contractual supply, the generation of the plant in an amount lower than the delivery commitment shall subject Seller to negative financial exposure of the short-term market, according to the accounting process.

6.11. During the period of motorization of the PLANT and after the end of the third calendar year of the CONTRACTUAL SUPPLY PERIOD, the amount of ENERGY to be delivered by SELLER to BUYER shall be given by a combination of the criteria established in sub-clauses 6.2 and 6.8, observing:

(i) the portion of the INSTALLED POWER of the PLANT that is not in commercial operation, for purposes of applying the provisions of sub-clause 6.2; and

(ii) the portion of the INSTALLED POWER of the PLANT that is in commercial operation, for purposes of applying the provisions of sub-clause 6.8

6.12. If the amount of ENERGY associated to CONTRACTUAL INFLEXIBILITY, according to the provision of sub-clauses 6.3 and 6.8, is not delivered through the inflexible generation of the PLANT, the PARTIES shall promote a financial settlement pursuant to the terms of Clause 10.

6.12.1. The calculation mentioned in sub-clause 6.126.7 shall be performed monthly, within the scope of the MARKETING RULES, only the MARKETING PERIODS in which the PLANT was not delivered by order of merit in terms of price being considered.

6.12.2. The portion of the inflexible generation of the PLANT attributed to this AGREEMENT shall be defined based on the PERCENTAGE OF COMMITMENT of the PLANT to the AGREEMENT.

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CLAUSE 7 - SALES REVENUE

7.1. SALES REVENUE, calculated monthly under the MARKETING RULES from the beginning of the SUPPLY PERIOD, will be defined on the basis of the obligation of delivery of ENERGY by SELLER and the PLANT’s deployment stage, in accordance with the criteria established in sub-clauses 7.2 to 0.

7.2. For every MARKETING PERIOD prior to the commercial startup of the first generating unit of the PLANT and comprised in the first three calendar years of the CONTRACTUAL SUPPLY PERIOD, in which the delivery obligation is defined in sub-clause 6.2, the unit value of SALES REVENUE shall be given:

(i) by the ratio between the amount of FIXED REVENUE and the annual amount of the CONTRACTED ENERGY, for the portion of the PLANT whose deployment schedule is not delayed; and/or

(ii) the transfer price, expressed in BRL/MWh, defined in accordance with Normative Resolution No. 595, of December 17, 2013, or the norm that replaces it, for the portion of the PLANT whose deployment schedule is delayed.

7.3. For any MARKETING PERIOD after the commercial startup of the PLANT’s last generating unit and comprised in the first three calendar years of the CONTRACTUAL SUPPLY PERIOD, in which the obligation of delivery of ENERGY by SELLER is defined in sub-clause 6.3, the value of SALES REVENUE shall be given by the sum of the components FIXED REVENUE and VARIABLE PORTION.

7.3.1. FIXED REVENUE shall be applied regardless of delivery of the PLANT.

7.3.2. The VARIABLE PORTION shall be applied only if the PLANT is delivered by order of merit in terms of price, being obtained by using the following algebraic equation:

Where:

PVm.VARIABLE PORTION value in month “m”;

DISP_maxc3nos: MAXIMUM HOURLY CONTRACTUAL AVAILABILITY, expressed in MW;

INFLEX_Ch:modulated amount of CONTRACTUAL INFLEXIBILITY adjusted with ONS, expressed in MWmed;

Kdomp: factor that indicates if the plant was delivered in order of merit in terms of time: If the plant is not delivered by order of merit of in terms of price and 1 otherwise; and

CVUm.VARIABLE UNIT COST of the PLANT, expressed in BRL/MWh, whose value is defined in Clause 8a.

7.4. During the period of motorization of the PLANT and during the first three calendar years of the CONTRACTUAL SUPPLY PERIOD, the value of SALES REVENUE shall be obtained from a combination of the values established in sub-clauses 7.2 and 7.3, observing

(i) the portion of the INSTALLED POWER of the PLANT that is not in commercial operation, for purposes of applying the provisions of sub-clause 7.2; and

(ii) the portion of the INSTALLED POWER of the PLANT that is in commercial operation, for purposes of applying the provisions of sub-clause 7.3.

7.5. For every MARKETING PERIOD prior to the commercial startup of the first generating unit of the PLANT and after the end of the third calendar year, the unit value of SALES REVENUE shall be given by the ratio between the amount of FIXED REVENUE and the annual amount of CONTRACTED ENERGY, for the portion of the PLANT whose deployment schedule is not delayed and/or by the transfer price, expressed in BRL/MWh, defined according to Normative Resolution No. 595, of December 17, 2013, or norm that replaces it, for the portion of the PLANT whose deployment schedule is delayed.

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7.6. For every MARKETING PERIOD after commercial startup of the last generating unit of the PLANT and after the end of the third calendar year, the value of SALES REVENUE shall be given by the sum of the components FIXED REVENUE and VARIABLE PORTION.

7.6.1. FIXED REVENUE shall be applied regardless of delivery of the PLANT.

7.6.2. The VARIABLE PORTION shall l be applied only in case the PLANT is delivered by order of merit in terms of price, being obtained by using the following algebraic equation:

Where:

PVm. value of the VARIABLE PORTION in month “m”;

DISP_maxc: MAXIMUM Hourly CONTRACTUAL AVAILABILITY, expressed in MW;

INFLEX_Ch: modulated amount of CONTRACTUAL INFLEXIBILITY adjusted with ONS, expressed in MWmed:

kdomp☐: factor which indicates if the plant was delivered by order of merit in terms of time: If the plant is not dispatched by order of nail merit and 1 if not; and CVUm: VARIABLE UNIT COST of the PLANT, expressed in BRL/MWh, whose value is defined in Clause 8.

7.7. Throughout the period of motorization of the PLANT after the end of the third calendar year of the CONTRACTUAL SUPPLY PERIOD, the value of SALES REVENUE shall be obtained from a combination of the values established in sub-clauses 7.5 and 7.6, observing:

(i) the portion of the INSTALLED POWER of the PLANT that is not in commercial operation, for purposes of applying the provisions of sub-clause 7.5; and

(ii) the portion of the INSTALLED POWER of the PLANT that is in commercial operation, for purposes of applying the provisions of sub-clause 7.6

7.8. Subject to the criteria established in this Clause, SALES REVENUE to which SELLER is entitled shall correspond to:

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Where:

RVm. SALES REVENUE, expressed in Reais (R$), calculated in the month “m”;

ECm. CONTRACTED ENERGY, expressed in MWh, in month “m”;

Potdescm: INSTALLED POWER regarding the generating units committed to the AGREEMENT and which are not in commercial operation before the respective dates contemplated in the act of licensing the PLANT, expressed in MW, calculated in month “m”;

Potatrasom: INSTALLED POWER regarding the generating units committed to the AGREEMENT and that are not in commercial operation after the respective dates contemplated in the act of licensing the PLANT, expressed in MW, calculated in month “m”;

Potocm. INSTALLED POWER regarding the generating units committed to the AGREEMENT and in commercial operation of the PLANT, expressed in MW, calculated in month “m”;

PotTotal: INSTALLED POWER for the complete motorization of the PLANT, expressed in MW, in the portion committed to the AGREEMENT;

Patraso m: Passing nail, expressed in BRL/MWh, defined according to Normative Resolution No. 595, of December 17, 2013, or the norm that will replace it, applied for the month “m”;

PRFm: Part of the FIXED REVENUE, expressed |in BRL, whose value applied to the month “m” represents one twelfth of the FIXED REVENUE defined in Clause 8; and

PVm: VARIABLE PORTION, expressed in BRL, whose amount applied to month “m” is defined in sub-clause 7.6.2.

CLAUSE 8 – VALUES OF THE SALES REVENUE PARAMETERS

8.1. In order to obtain the value of SALES REVENUE, the PARTIES shall apply the algebraic equation presented in sub-clause 7.5, observing the values of the parameters that will be covered in this Clause:

(i) FIXED REVENUE - RF; and

(ii) VARIABLE UNIT COST - CVU.

8.2. The FIXED REVENUE, obtained from the result of the Auction and in compliance with the provisions of MME Ordinance No. 042, of March 1, 2007, shall consist of the following components:

(i) portion of the FIXED REVENUE linked to the cost of fuel associated to CONTRACTUAL INFLEXIBILITY - RFComb; and

(ii) Portion of FIXED REVENUE linked to other items - RFDemais.

8.2.1. The initial amount of FIXED REVENUE, RF0, referenced to November 2014 is BRL 5.11.

8.3. The initial value of the components of FIXED REVENUE, referenced to November 2014 is:

(i) Component of FIXED REVENUE linked to the cost of fuel associated to CONTRACTUAL INFLEXIBILITY - RFComb 0: BRL 0.0 (REAL ZERO); and

(ii) Component of FIXED REVENUE linked to the other items - RFDemais 0: BRL 5,11.

8.3.1. The initial value of the FIXED REVENUE component linked to the fuel cost associated to CONTRACTUAL INFLEXIBILITY, RF combo, results from the application of the following algebraic equation:

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Where:

Inflex_C: CONTRACTUAL INFLEXIBILITY, expressed in MWmed, the amount of which is defined in sub-clause 4.1;

i: conversion factor informed by SELLER in the TECHNICAL QUALIFICATION process, included in Annex I of the AGREEMENT;

PO: Average Initial Reference Price of the fuel used in the inflexible generation, included in Annex I of the AGREEMENT, referenced to November 2014 (according to Technical Report EPE- DEE-IT-013/2015); and

eo: Average Exchange Rate for sale of the United States dollar, published by BACEN expressed in BRL/US$, corresponding to November 2014 (according to Technical Report EPE- DEE-IT-013/2015), whose value is presented in Annex I of the AGREEMENT.

8.3.1.1. The Initial Average Fuel Reference Price, P0, adopted in the algebraic equation of sub-clause 8.3.1, is obtained from the energy quotation for the 12 months prior to November 2014 (according to Technical Report EPE-DEE-IT-013/2015), pursuant to sub-clause 8.6.

8.3.2. The initial value of the FIXED REVENUE component linked to the other items, RFDemais 0 , derives from the application of the following algebraic equation:

Where:

RF0: initial amount of FIXED REVENUE, expressed in BRL/year, as per sub-clause 8.2.1; and RF com0: initial amount ad component of FIXED REVENUE linked to the cost of fuel associated to CONTRACTUAL INFLEXIBILITY, expressed in BRL/year, as per sub-clause 8.3.

8.4. The component of the FIXED REVENUE linked to the cost of fuel associated to CONTRACTUAL INFLEXIBILITY, RFComb shall be readjusted annually, with reference to November, by applying the following algebraic equation:

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Where:

RFCombm: adjusted value of the FIXED REVENUE component linked to the cost of fuel associated to CONTRACTUAL INFLEXIBILITY, expressed in BRL/year;

RFcomb0: initial component amount of the FIXED REVENUE linked to the cost of fuel associated to the CONTRACTUAL INFLEXIBILITY, expressed in BRL/year, as provided in sub-clause 8.3;

Pt: Average reference price of the fuel used in the inflexible generation, calculated in month T corresponding to each of the 12 months preceding the date of the readjustment, as specified in sub-clause 8.6;

et: Average Exchange Rate for sale of the United States dollar, published by BACEN, in month “t” corresponding to each of the 12 months prior to the date of the adjustment, expressed in BRL/US$;

G_lnflext: amount of ENERGY associated to the inflexible generation of the PLANT effectively verified in month “t”, expressed in MWh;

P0. Average Initial Reference Price of the fuel used in the inflexible generation, listed in Annex I of the AGREEMENT; and

e0: Average Exchange Rate for sale of the U.S. dollar, published by BACEN, expressed in BRL/US$ and included in Annex I of the AGREEMENT.

8.5. The first readjustment of the FIXED REVENUE component linked to the fuel cost associated to CONTRACTUAL INFLEXIBILITY, RFComb , shall be promoted by applying the following algebraic equation:

Where:

RFcomb 1 ‘:adjusted value of the FIXED REVENUE component linked to the cost of fuel associated to CONTRACTUAL INFLEXIBILITY, expressed in BRL/year;

RFcomb0 'initial value component of the FIXED REVENUE linked to the cost of fuel associated with the CONTRACTUAL INFLEXIBILITY, expressed in BRL/year, as provided in sub-clause 8.3;

P1: Average reference price of fuel used in inflexible generation as specified in sub-clause 8.6;

e1 :Average Exchange Rate for sale of the U.S. dollar, published by BACEN, expressed in BRL/US$;

P0: Average Initial Reference Price of the fuel used in inflexible generation, listed in Annex I of the AGREEMENT; and

e0: Average Exchange Rate for sale of the U.S. dollar, published by BACEN, expressed in BRL/US$ and included in Annex I of the AGREEMENT.

8.6. The Average Reference Prices, Pj, mentioned in sub-clauses 8.3.1, 0 and 0, and used to promote the adjustment of the FIXED REVENUE component linked to the cost of fuel associated to CONTRACTUAL INFLEXIBILITY, RFComb, shall be defined according to the option made by the SELLER, in the TECHNICAL QUALIFICATION process, among the following criteria:

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(i) closing price (Final Settlement Price), on the antepenultimate business day of month “t”, in the United States of America, for the natural gas futures agreement in NYMEX (Henry Hub Natural Gas Futures Contracts - NG1);

(ii) monthly average of the upper and lower business day price averages of month “t”, Brent (Dated Brent), published in Platt’s Crude Oil Market wire Report; or (iii) the parametric formula defined in sub-clause 8.6.1.

8.6.1. The parametric formula covered in item (iii) of sub-clause 8.6 is shown below:

Where:

Pt: Average Reference Price of fuel used in the inflexible generation, calculated in month “t”;

F1: monthly average of the daily average points of the upper and lower prices of the Product Fuel Oil 3.5% Cargoes FOB Med Basis Italy, published in Platt’s Oilgram Price Report, for month “t”;

F2: monthly average of the daily average points of the upper and lower prices of the Product called Fuel Oil No. 6 Sulphur 1% US Gulf Coast Waterborne, published in the Platt’s Oilgram Price Report for month “t”; and

F3: monthly average of the daily average points of the upper and lower prices of the Product designated as Fuel Oil 1% Sulphur Cargoes FOB NWE, published in the Platt’s Oilgram Price Report, for month “t”.

8.6.2. The option made by SELLER among the criteria to define the Average Reference Price of the fuel used in inflexible generation, Pt, is presented in Annex I of the AGREEMENT.

8.6.3. The criteria for defining the Average Reference Price of fuel used in inflexible generation, Pt, as provided in sub-clause 8.6, are linked to the provisions established in § 4 of article 2, MME Ordinance No. 42, of March 1, 2007, as amended by MME Ordinance No. 289, of May 3, 2011, applied to natural gas thermoelectric generation projects not covered by the Priority Thermoelectricity Program - PPT.

8.7. The component of FIXED REVENUE linked to the other items, RFDemais, will be adjusted annually by the IPCA, with reference to November, observing the minimum period of twelve months starting from the first day of November 2014 (according to Technical Report EPE-DEE-IT-013/2015), by applying the following algebraic equation:

Where:

RFDemais m: adjusted value of the FIXED ASSETS component linked to the other items, applied to month “m”;

RFDemais0 starting amount component of FIXED REVENUE linked to the other items, as established in sub-clause 8.3;

Im.October IPCA index number; and,

I0: IPCA index number for November 2014 (according to Technical Report EPE- DEE-IT-013/2015).

8.8. The VARIABLE UNIT COST - CVU, obtained from parameters declared by SELLER in the TECHNICAL QUALIFICATION process and in compliance with the provisions of MME Ordinances No. 042, of March 1, 2007, and No. 046, of March 9, 2007, shall consist of the following components:

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(i) fuel cost related portion of the CVU - CVUComb; and

(ii) CVU portion linked to other variable costs - CVUO&M.

8.8.1. The initial value of the CVU, CVU0, referenced to November 2014 (according to Technical Report EPE-DEE-IT-012/2015), is BRL 198.80.

8.8.2. The initial value of the CVU, presented in sub-clause 8.8.1, is that considered in the calculations of the PHYSICAL GUARANTEE of the PLANT and of the parameters of the ICB used during the Auction.

8.9. The initial value of the CVU components, referenced to November 2014 (according to Technical Report EPE-DEE-IT-012/2015), is:

(i) CVU comb 0: BRL172.80/ MWh; and

(ii) O&M0 CVU: BRL 26,00/ MWh.

8.9.1. The initial value of the CVU component linked to the other variable costs, CVUO&M0 , is that declared by the SELLER in the TECHNICAL QUALIFICATION process.

8.9.2. The initial value of the fuel cost component CVU, CVUComb 0 , results from the application of the following algebraic equation:

Where:

CVU0: initial amount of the CVU, expressed in BRL/year, as provided in sub-clause 8.8.1; and CVUO&M0: initial amount of the CVU component linked to other variable costs, expressed in BRL/year, as provided in sub-clause 8.9.

8.10. The CVU component linked to the cost of fuel, CVUComb, shall be obtained monthly, from the month of commercial startup of the first PLANT generating unit, by applying the following algebraic equation:

Where:

CVUcomb m cVU component linked to the cost of the fuel, expressed in BRL/MWh. Applied to the month “m” that occurs the order of merit in terms of price of the PLANT;

i:conversion factor informed by SELLER in the TECHNICAL QUALIFICATION process, included in Annex I of the AGREEMENT;

Pv:Average reference price of fuel used in flexible generation as specified in sub-clause 8.11; and

ev:Average Exchange Rate for sale of the U.S. dollar, published by BACEN, expressed in BRL/US$, corresponding to month “m-1”.

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8.11. The Average Reference Prices for fuel used in flexible generation, Pv, mentioned in sub-clause 8.10, and used to obtain the value of the CVU component linked to the cost of fuel, CVUComb, will be defined according to the option made by SELLER, in the process of TECHNICAL QUALIFICATION, among the following criteria:

(i) the closing price, for month “m” (Final Settlement Price), on the antepenultimate business day in the United States of month “m-1” relating to the natural gas futures agreement in NYMEX (Henry Hub Natural Gas Futures Contracts - NG1); or

(ii) monthly average of the upper and lower business day prices of month “m-1”, of the oil Brent (Dated Brent), published in Platt’s Crude Oil Market wire Report.

8.11.1. The option made by SELLER among the criteria to define the Average Reference Price of the fuel used in the flexible generation, Pv, is presented in Annex I of the AGREEMENT.

8.11.2. The criteria for setting the Average Reference Price of fuel used in flexible generation, Pv, as provided in sub-clause 0, are bound by the provisions set forth in § 4 of article 2, MME Ordinance No. 42, of March 1, 2007, as amended by MME Ordinance No. 175, of April 16, 2009, applied to natural gas-fired thermoelectric generation projects not covered by the PPT.

8.12. The CVU component linked to the other variable costs, CVUO&M, will be adjusted annually by the IPCA , with reference to November, observing the minimum period of twelve months starting from the first day of November 2014 (according to Technical Report EPE-DEE-IT-013/2015), by applying the following algebraic equation:

Where:

CVL/O&Mm: adjusted value of the CVU component linked to other variable costs, expressed in BRL/MWh; applied to month “m”;

CVUO&M0: the initial value of the CVU component linked to other variable costs, expressed in BRL/MWh: as established in sub-clause 8.9;

im.October IPCA index number; and,

I0: IPCA index number for November 2014 (according to Technical Report EPE- DEE-IT-013/2015).

8.13. To promote the calculations established in this Clause, six exact decimal places should be adopted, disregarding the other numbers from the seventh decimal place, inclusive.

8.13.1. The final figures, expressed in Reais, shall be rounded to the second decimal place.

8.14. If the IPCA is not published by the time of billing by SELLER, the last published index shall be used and the adjustment shall be made in the first billing after the publication of the index that should have been used.

8.15. Should the IPCA be terminated, another official index will be adopted to replace it, and in the absence of such index, another with a similar function, as determined by the Licensing Authority.

8.16. Should any of the fuel adjustment indexes established in this Clause be extinguished, another official index shall be adopted to replace it, as determined by the Licensing Authority.

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8.17. The PARTIES recognize that the SALES REVENUE, together with the respective adjustment and payment criteria provided in the AGREEMENT, are sufficient for full compliance with the obligations hereunder.

8.17.1. The PLANT which is entitled to subrogate itself in the benefits of apportionment of the Fuel Consumption Account - CCC, pursuant to the terms of article 11 of Act No. 9.648, of May 27, 1998, shall have deducted from its FIXED REVENUE the amount to be received under this caption, as regulated, authorized and ratified by ANEEL.

8.18. If, after the date of execution of the AGREEMENT, new TAXES, sector charges or quasi-fiscal contributions and other legal charges are created, or if the tax basis, the rates and/or the collection regime of the current taxes are modified, in order to increase or decrease the burden on the PARTIES, affecting the contractual balance, the SALES REVENUE may be adjusted, in order to reflect such changes, for more or less, and shall come into force after ratification by ANEEL.

CLAUSE 9 – REIMBURSEMENT ASSOCIATED TO THE SCHEDULED UNAVAILABILITY

9.1. In January of the 4th year of the CONTRACTUAL SUPPLY PERIOD, it shall be ascertained whether the SCHEDULED UNAVAILABILITY, comprised after the first generating unit enters into commercial operation and during the first three calendar years of the SUPPLY PERIOD, is equal to or less than the amount of SCHEDULED UNAVAILABILITY declared for calculation of the PHYSICAL GUARANTEE.

9.1.1. SELLER shall indemnify BUYER for the ENERGY not delivered in respect of the SCHEDULED AVAILABILITIES verified in excess of the value of the SCHEDULED UNAVAILABILITY declared for calculation of the PHYSICAL GUARANTEE.

9.1.2. The reimbursement mentioned in sub-clause 9.1.1 shall be deducted from the Sales Revenue for the month following the determination in clause 9.1.

9.1.2.1. If the amount to be reimbursed is greater than the amount of the Sales Revenue to which SELLER is entitled, a reduction shall be made in as many installments as necessary to settle the difference.

9.1.2.2. The reimbursement shall be calculated based on the COST BENEFIT INDEX - ICB of the AGREEMENT, adjusted by the IPCA, according to the following algebraic expression:

Where:

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RESS3° year = Repayment Value

Pot= Installed Power of the PLANT

FCmax -Maximum Capacity Factor, as stated for the calculation of the PHYSICAL GUARANTEE and described in Annex I of the AGREEMENT

TEIF =Forced Unavailability Equivalent Rate, as declared for calculation of the PHYSICAL GUARANTEE and described in Annex I of the CCEAR

IP3years MédioVer = percentage of SCHEDULED UNAVAILABILITY VERIFIED, after start-up of the first generating unit, and in the first three years of Contractual supply

IP =SCHEDULED UNAVAILABILITY, as declared for the calculation of the PHYSICAL GUARANTEE and described in Annex I of the AGREEMENT

P_ComprCm =Percentage of the AGREEMENT COMMITMENT, as described in ANNEX I of the AGREEMENT

ICB= COST BENEFIT INDEX, as per Annex I of the AGREEMENT, adjusted by the IPCA nhoras3anos =number of hours of the determination period in the first three calendar years from the beginning of supply of the AGREEMENT.

CLAUSE 10 - FINANCIAL SETTLEMENT ASSOCIATED TO CONTRACTUAL INFLEXIBILITY

10.1. The monthly amount of ENERGY associated to the CONTRACTUAL INFLEXIBILITY delivered by SELLER, according to the provision in item (i) of sub-clause 6.3 and sub-clause 6.8 if it does not originate from the PLANT”s inflexible generation in the MARKETING PERIODS in which the PLANT was not delivered by order of merit in terms of price, shall subject the PARTIES to a financial settlement.

10.2. The financial settlement mentioned in sub-clause 10.1 shall be made monthly, starting in the month of commercial startup of the first generating unit of the PLANT, and shall be carried out by reimbursement promoted by SELLER in favor of BUYER, whose value shall be obtained by applying the following algebraic equation:

Where:

VAFm: value of the financial settlement, expressed in Reais, for month “m”;

lCNAGIm: monthly amount of ENERGY, expressed in MWh, relative to the portion of the CONTRACTUAL INFLEXIBILITY that was not met with inflexible generation of the PLANT, whose value is defined in sub-clause 10.2.1;

RFcombA: adjusted value of the FIXED REVENUE component linked to the cost of the fuel associated to the CONTRACTUAL INFLEXIBILITY, expressed in BRL/year, applied for year “A” in force, pursuant to the terms of Clause 8a;

Inflex_CA: CONTRACTUAL INFLEXIBILITY for the year “A” in force, expressed in MWmed, whose value is defined in sub-clause 4.1; and

PLD_MNDompm: average PLD value relative to the MARKETING PERIODS of month “m” in which the PLANT was not delivered by order of merit in terms of price.

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10.2.1. The monthly amount of ENERGY related to the portion of the CONTRACTUAL INFLEXIBILITY that was not met with inflexible generation of the PLANT, the ICNAGIm, shall be obtained by applying the following algebraic equation:

Where:

lnflex_Cm. seasonal amount of CONTRACTUAL INFLEXIBILITY for month “m”, expressed in MWméd;

Potocm. INSTALLED POWER in relation to the generating units committed to the AGREEMENT and in commercial operation of the PLANT, expressed in MW, calculated in month “m”;

PotTotal: INSTALLED POWER relative to the complete motorization of the PLANT, expressed in MW, in the portion committed to the AGREEMENT;

N_horasNDompm.number of hours in month “m” when the PLANT was not delivered by order of merit in terms of price;

6_Inflex/NDompm: amount of ENERGY associated to the PLANT's verified inflexible generation, expressed in MWh and referenced to the GRAVITY CENTER of the SUBMARKET where the PLANT is located, for the MARKETING PERIODS of month “m” in which the PLANT was not delivered by order of merit in terms of price; and

P_Comprcm: PERCENTAGE OF COMMITMENT of the PLANT to the AGREEMENT, whose value is presented in Annex I of the AGREEMENT.

10.2.2 The PERCENTAGE OF COMMITMENT of the PLANT to the AGREEMENT, used in the algebraic equation in sub-clause 0, shall have its value changed due to the publication of a new value of the PHYSICAL WARRANTY of the PLANT in a specific act.

10.2.3 The values of all parameters used to calculate the value of the financial settlement shall be determined under the MARKETING RULES.

10.3. The monetary values associated to the financial settlement covered by this Clause shall be posted as SELLER's debt in the billing process, as provided in Sub-Clause 11.1.

CLAUSE 11 – BILLING

11.1. In defining the monetary values to be invoiced monthly by SELLER, the associated values shall be considered together:

(i) the SALES REVENUE, observing the reduction described in sub-clause 5.8.1;

(ii) the financial settlement associated to CONTRACTUAL INFLEXIBILITY pursuant to sub-clause 10.2; and

(iii) other provisions of the AGREEMENT involving financial settlement.

11.1.1. If the net result of the monetary value to be invoiced by SELLER corresponds to a credit in favor of BUYER, the invoicing shall be equal to zero and the remaining balance shall be considered in subsequent invoicing.

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11.1.2. The remaining balance contemplated in sub-clause 11.1.1 shall be adjusted monthly by the IPCA.

11.1.3. In the event of any remaining credit in favor of BUYER, as provided in Sub-Clause 11.1.1, upon termination of the AGREEMENT or at the end of the SUPPLY PERIOD, BUYER shall collect the amounts calculated against SELLER.

11.2. The calculation mentioned in sub-clause 11.1 shall be performed within the scope of the MARKETING RULES, and SELLER may not invoice an amount different from that published by CCEE.

11.1. SELLER's invoicing shall be made in three installments, through the issue of one or more BILLING DOCUMENTS. The installments shall fall due on the following dates:

(a) first tranche: due on the 20th of the month following the month of supply considered;

(b) second tranche: due on the 30th of the month following the month of supply considered; and

c) Third tranche: due on the 15th of the second month following the month of supply considered.

11.3.1 The amount to be invoiced on each due date shall correspond to one third of the SALES REVENUE calculated pursuant to the terms of Clause 7, and an adjustment may be made to the value of the last due date due by virtue of the operations in the SHORT TERM MARKET.

11.3.2 The BILLING DOCUMENT may be issued on behalf of the head office (s) or branch(es) of SELLER or BUYER, as previously informed and agreed between the PARTIES.

11.3.3 The BILLING DOCUMENT shall be presented by SELLER within at least five business days prior to the due date, and in case of delay in submission, for reasons imputable to SELLER or to CCEE, the due dates shall be automatically postponed for a period equal to the delay.

11.3.4 If the due dates provided in this sub-clause occur on a non-business day in BUYER's location; payment may be made on the first subsequent business day.

11.4 The payments mentioned in this clause shall be made in accordance with ANNEX III.

11.5 The PARTIES agree that, in the event SELLER defaults on the financial settlement of the SHORT TERM MARKET, such default resulting from this AGREEMENT, the funds associated to the bilateral invoicing established in sub-clause 11.1 shall be used to reduce the amounts defaulted on by SELLER with the SHORT TERM MARKET, according to specific regulations.

11.5.1 While Seller in in default, in the financial settlement of the SHORT TERM MARKET, all invoicing, made pursuant to the terms of sub-clause 11.1, shall be done so that the funds associated to this bilateral invoicing are transferred to Seller's checking account with the LIQUIDATION AGENT.

11.6 Payments due by BUYER to SELLER shall be made free from any unauthorized liens and deductions, and any financial expenses arising from such payments shall be borne by BUYER.

11.7 Failure by BUYER to comply with the payment obligation, within the terms and conditions set forth in this Clause, shall entail the imposition of a fine penalty and incidence of interest and monetary indexation on the amount due, pursuant to Clause 12.

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11.8 The divergences eventually pointed out by one of the PARTIES in relation to the billing values published by the CCEE shall not affect the deadlines for payment of the BILLING DOCUMENT.

11.8.1 In the event the discrepancies pointed out are justified, new figures shall be published for billing purposes.

11.8.2 The adjustments mentioned in Sub-Clause 11.8.1 shall result in the issue of the appropriate BILLING DOCUMENT, which shall identify the month of competence of the supply, whose clearance may occur in the month itself, or, by mutual agreement between the PARTIES, in subsequent BILLING DOCUMENT(S).

11.9 If, in relation to any BILLING DOCUMENT, there are uncontroversial amounts and amounts in which BUYER has questioned the respective certainty and liquidity, BUYER, regardless of the questioning submitted to SELLER in writing, shall, on the respective due date, pay the uncontested portion, under penalty of if it does not pay, this characterizing default by BUYER, except for the provisions of sub-clause 11.2.

11.10 On any contested amount, representing credits for a PARTY, which is subsequently agreed, or defined as owed by the other PARTY, the provisions of sub-clause 12.2 shall apply, with the exception of the fine, and interest and monetary adjustment shall be payable from the due date of the contested portion until the date of its settlement.

CLAUSE 12 – DEFAULT ON PAYMENT AND ITS EFFECTS

12.1. Default is characterized when BUYER stops making any of the payments by their due date.

12.2. In the event of late payment, the following additions shall be made to the arrears, adjusted for inflation up until the date of payment:

a) fine of 2% (two percent); and

b) default interest of 1% (one percent) per month, calculated pro rata die.

12.2.1 No fine shall be imposed on arrears already posted in previous periods.

12.2.2. Default interest shall be charged on the total amount calculated, except for the portion relating to arrears from previous periods.

12.3. The additions provided in items (a) and (b) above shall be applied to the value of the installments in arrears, adjusted monthly by the pro rata die variation of the IPCA, for the previous month, observing the provisions of sub-clause 8.14.

12.4. If, in the period of default, monetary indexation is negative, the change contemplated in sub-clause 12.3 shall be considered null.

12.5. As of the twentieth business day of the due date of the installment set forth in Clause 11, without its due payment, SELLER may adopt the measures set forth in Clauses 13 and 14 for realization of its credit, without prejudice to the provisions of Clause 5 of the PAYMENT GUARANTEE CONSTITUTION AGREEMENT CCG.

CLAUSE 13 – TERMINATION

13.1. Notwithstanding the irrevocable and irreversible nature of the AGREEMENT, it shall be subject to resolution by ANEEL upon the occurrence of any of the following events:

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(i) decree of bankruptcy, dissolution or judicial or extrajudicial liquidation of the PARTY, with the issue of a notice or notification to the other PARTY to inform the event;

(ii) if a PARTY has revoked any legal, governmental or regulatory authorization or license indispensable to compliance with the activities and obligations contemplated in the AGREEMENT, including, but not limited to, the concession of public service, permission or authorization;

(iii) termination of a PARTY from CCEE, pursuant to the terms of the governing rules;

(iv) delay of more than thirty days in fulfillment of the obligation to restore the amounts originally contributed as a guarantee of faithful compliance of the PLANT(S);

(v) delay of more than five hundred and forty days in any of the milestones of the deployment of the

PLANT(S) listed in the AUTHORIZING ACT(S), and/or

(vi) the process of motorization of the PLANT, pursuant to the terms of the corresponding AUTHORIZING ACT, not having been concluded by December 31, 2019, except for the provisions of Clause 16.

13.2. Notwithstanding the irrevocable and irreversible nature of the AGREEMENT, it may be terminated at the discretion of the PARTY in good standing, in the event of noncompliance with any contractual obligation by the other PARTY, in particular with regard to noncompliance with constitution of hedge by SELLER, pursuant sub-clause 5.6.

13.2.1 In the event of the occurrence of the event contemplated in sub-clause 13.2, the PARTY in good standing shall send written notice to the other PARTY.

13.2.2 In the event that the breach of the contractual obligation is not remedied, within 15 business days from receipt of the notification mentioned in Sub-Clause 13.2.1, the PARTY in good standing shall consider the AGREEMENT terminated, after pronouncement by ANEEL.

13.3. Once termination of the AGREEMENT has been established, the defaulting PARTY undertakes to keep the PARTY in good standing released from any obligations and responsibilities pursuant to the terms of the AGREEMENT, including in the scope of the CCEE, observing the provisions of sub-clause 14.1, and shall also pay any liens arising from such resolution.

13.4. Termination of the AGREEMENT does not release the PARTIES from their obligations until the date of dissolution and shall not affect or limit any right, which, expressly or by its nature, should remain in force after the resolution or that arises from it.

13.5. Registration of the AGREEMENT shall be cancelled by the CCEE in the event of its termination, without retroactive effect, observing the provisions of the MARKETING COVENANT.

CLAUSE 14 - LIABILITY AND INDEMNITY

14.1. The PARTY which, by its action or omission, causes termination of the AGREEMENT for incurring in the situations covered by Clause 13, shall be obliged to pay to the other PARTY, without prejudice to losses and damages, a penalty of fine for termination, limited to one year of invoicing, calculated according to the algebraic equation below:

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Where:

RF value of the FIXED REVENUE in force on the date of termination, expressed in BRL/year, pursuant to the terms of Clause 8;

VECR: volume of CONTRACTED ENERGY, expressed in MWh, remaining between the date of termination and the date of expiry of the SUPPLY PERIOD;

VEC: the volume of CONTRACTED ENERGY, expressed in MWh, for the year of the AGREEMENT's termination; and

Min: is the minimum function that calculates the smaller of the two values.

14.2. The defaulting PARTY shall, within a maximum period of ten business days from the date of termination, pay the amount stipulated in Sub-Clause 14.1.

14.2.1. Payment made after this period shall be increased by default interest at the rate stipulated in item (b) of sub-clause 12.2, calculated between the eleventh business day from the date of the termination and the date of actual payment.

14.3. In the event of a dispute concerning payment of the penalty provided in Sub-Clause 14.1, the matter shall be submitted to the dispute resolution procedure pursuant to Clause 15.

14.4. The liability of each of the PARTIES under the AGREEMENT shall, in any event, be limited to the amounts of damages it causes.

14.5. For noncompliance with any obligation under their responsibility, SELLER and BUYER shall be subject to the application of the applicable penalties, in accordance with the applicable legislation, without prejudice to the application of the provisions of the AGREEMENT.

CLAUSE 15 – DISPUTE RESOLUTION

15.1. A dispute begins with the NOTIFICATION OF DISPUTE by one PARTY to the other.

15.2. In the event of disputes arising from the AGREEMENT, the PARTIES shall seek to resolve them amicably within 15 business days of receipt of NOTIFICATION OF DISPUTE.

15.3. If the disputes arising from the AGREEMENT are not resolved pursuant to sub-clause 16.2, the PARTIES shall submit them to the dispute resolution process by arbitration, including that provided in the MARKETING COVENANT and in the ARBITRATION COVENANT, pursuant to Act No. 9307, of September 23, 1996, and Act No. 10848, of 2004, this being valid as an arbitration clause.

CLAUSE 16 – ACT OF GOD OR FORCE MAJEURE

16.1. In the occurrence of act of God or force majeure, pursuant to the terms of article 393 of the Civil Code, affecting or preventing compliance the contractual obligations, the AGREEMENT shall remain in force, but the PARTY affected by the event shall not be liable for the consequences of noncompliance with its obligations pursuant to the terms of the AGREEMENT, during the period of the event and proportionally to its effects.

16.1.1. If the affected PARTY is SELLER, the implications contemplated in sub-clause

16.1 involve failure to receive the SALES REVENUE.

16.2. No act of God or force majeure shall release the affected PARTY from any of its obligations due prior to the occurrence of the respective event or which have arisen prior to it, even if they fall due during the act of God or force majeure, in particular the financial obligations, which shall be paid within the contractual deadlines. Failure to meet the deadlines shall result in the imposition of default penalties provided in sub-clause 12.2.

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16.3. The affected PARTY wishing to invoke the occurrence of act of God or force majeure shall take the following measures:

(i) notify ANEEL and the other PARTY of the occurrence of an event which may be characterized as Act pf God or Force Majeure as soon as possible, but under no circumstances later than five business days from the date on which it became aware of its occurrence, providing a description of the nature of the event, an estimate of its duration and the impact on the performance of its contractual obligations;

(ii) regularly inform ANEEL and the other PARTY about its actions and action plan to remedy and/or minimize such consequences;

(iii) take the appropriate measures to remedy or mitigate the consequences of such an event with a view to resuming its contractual obligations as soon as possible;

(iv) support all facts and actions with documentation or record available; and

(v) promptly notify ANEEL and the other PARTY of the end of the event and its consequences.

16.4. If ANEEL recognizes the characterization of the event as act pf God or force majeure, CCEE shall suspend registration of the AGREEMENT for the period recognized and notify the other PARTY to this AGREEMENT about this circumstance.

CLAUSE 17 - GENERAL PROVISIONS

17.1. The AGREEMENT is entered into irrevocably and irreversibly for the term defined in Clause 3, subject to the provisions contained in Clause 13.

17.2. The AGREEMENT may not be altered except by a written amendment executed by the PARTIES, or by any other means contained in MARKETING PROCEDURES, in compliance with the provisions of Act nº 10,848, of 2004, Decree nº 5,163, of 2004, and other applicable legal and regulatory provisions.

17.3. Assignments of rights and/or obligations arising from the AGREEMENT are authorized in the cases of corporate restructuring (spinoff, merger, acquisition, creation of subsidiary, etc.) of SELLER and/or BUYER, observing the conditions covenanted in the AGREEMENT, especially the SALES REVENUE.

17.4. In the event of change of title to Seller's authorization, subject to the provisions of item (ii) of sub-clause 17.7, and in compliance with the conditions covenanted in the AGREEMENT, subrogation of the rights and obligations arising from AGREEMENT are previously and expressly assured.

17.5. SELLER may assign the credit rights resulting from the AGREEMENT in guarantee of financing agreements related to PLANT, without prejudice to the provisions of sub-clause 11.5.

17.6. No delay or tolerance, by either Party, in the exercise of any right, power, privilege or remedy contained in the AGREEMENT shall be deemed as liable of prejudicing such right, power, privilege or remedy, nor shall it be construed as waiver thereof or novation of such obligation(s).

17.7 Without prejudice to the other obligations set forth in the AGREEMENT, the PARTIES undertake to

(i) observe and comply strictly with all the legislation applicable to their corporate business and activities to be performed pursuant to the terms of the AGREEMENT;

(ii) obtain and maintain valid and in force, during the term of the AGREEMENT, all licenses and authorizations related to their corporate business and/or to compliance with the obligations, including with regard to the agreement of concession, authorization or permission, assumed in the AGREEMENT, except if such situation is modified by the COMPETENT AUTHORITY and, in this case, the PARTIES undertake to adopt a contractual alternative that preserves the economic and financial effects of the AGREEMENT in accordance with the original provisions; and

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(iii) inform the other PARTY, within 48 hours from the date of knowledge of the event, any events that may represent a threat to full and timely compliance with the obligations assumed in the AGREEMENT.

17.8. SELLER undertakes not to enter into any contracts of availability or sale of ENERGY, nor add the existing ones, with the intention of assuming any commitments of availability or supply of ENERGY in amounts that prevent or render compliance with the purpose of the AGREEMENT unfeasible.

17.9. Any notice or other communication by PARTY to the other regarding the AGREEMENT shall be made in writing, in Portuguese, and may be delivered or sent by registered mail, fax or e-mail, in any case with formal evidence of receipt, to the address and attention of the representatives, namely:

If to SELLER:

C/o: Elizeu Campos

Tel.: 21 35530720

Fax:

Email: ecampos@gnpw.com.br

If to BUYER:

C/o: [_______]

Tel.: [_______]

Fax: [_______]

Email: [__________]

17.10. If any of the AGREEMENT is declared illegal, invalid or unenforceable, the remaining provisions shall not be affected, remaining in full force and effect, and in this event, the PARTIES herein undertake to adopt a provision that replaces it and that meets the objectives of the provision deemed illegal, invalid or unenforceable, and which maintains, as far as possible, in all circumstances, the balance of the commercial interests of the PARTIES.

17.11. The AGREEMENT and its eventual amendments or alterations shall be registered with CCEE and, if applicable, ratified by ANEEL, within the deadlines established in the MARKETING PROCEDURES.

17.12. The AGREEMENT is recognized by the PARTIES as an enforcement instrument, pursuant to article 585, item II, of the Brazilian Code of Civil Procedure, for purposes of collecting the amounts due.

17.13. The AGREEMENT shall be governed and interpreted, in all its aspects, in accordance with Brazilian law.

17.14. In compliance with the provisions of Clause 15, the Venue of the Judicial District of Brasília/DF is elected, with express waiver of any other, however privileged, for the specific purpose of adopting any coercive measures or provisional remedies deemed necessary by the PARTIES, as well as for the possible execution of an arbitration award or filing a request to decree the nullity of an arbitration award.

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IN WITNESS WHEREOF, the PARTIES execute this instrument.

[__________], [__________], 2016

SELLER:

BUYER:

WITNESSES:

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ANNEX I TO THE CCEAR

TECHNICAL AND COMMERCIAL REFERENCES

1. Name of PLANT: PORTO DE SERGIPE I

2. Location: Saint Amaro of Brotas

3. SUBMARKET: NORTHEAST

4. Fuel: Natural Gas

5. INSTALLED POWER OF THE PLANT: 1515.64MW

a) POWER OF GENERATING UNIT 01: 332,724MW

b) POWER of generating unit 02: 332,724MW

c) POWER OF GENERATING UNIT 03: 332,724MW

d) POWER OF GENERATING UNIT 04: 517,468MW

6. Estimated date for commercial startup of the generating units:

a) Generating unit 01: 01/01/20

b) Generator unit 02: 01/01/20

d) Generating unit 03: 01/01/20

d) Generator unit 04: 01/01/20

7. Date estimated for closing of the combined cycle: 01/01/20

8. SCHEDULED UNAVAILABILITY: 2,05%

9. Forced Unavailability Equivalent Rate: 1,1%

10. Maximum Capacity Factor: 1

11. Maximum PLANT availability: 1468.239117 MW

12. Declared inflexibility of the PLANT: 0 MWmed

13. PHYSICAL GUARANTEE OF THE PLANT: 867 MWmedios (Ordinance No. 135 of April 13, 2015)

14. PERCENTAGE OF COMMITMENT OF THE PLANT to the AGREEMENT: 100%

15. MAXIMUM CONTRACTUAL AVAILABILITY: MW

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ANNEX I TO THE CCEAR

TECHNICAL AND COMMERCIAL REFERENCES

16. Conversion factor i : 14.8266 (unit of factor) 17. ICB: 279,00 R$/ MWh

18. Average Exchange Rate for sale of the U.S. Dollar for November 2014 (according to Technical Report EPE-DEE-IT-012/2015) (e0): BRL 2.3545 /US$

19. Average Initial Reference Price of fuel used in inflexible generation (P0):

■ 4.95 US$/MBTU - Sub-Clause 8.6 Item (i)

99.22 US$/bbl - Item (ii) of Sub-Clause 8.6

90.05 US$/TM - Item (iii) of Sub-Clause 8.6

20. Criterion chosen by SELLER to define the Average Reference Price of the fuel used in the inflexible generation, Pt:

■ Item (i) of sub-clause 8.6

Item (ii) of sub-clause 8.6

Item (iii) of Sub-Clause 8.6

21. Criterion chosen by SELLER to define the Average Reference Price of the fuel used in the flexible generation, Pv:

■ Item (i) of sub-clause 8.11

Item (ii) of sub-clause 8.11

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ANNEX II TO THE CCEAR

DEFINITIONS

CCEE AGENT or AGENT: concessionaire, licensee, licensee of ELECTRIC ENERGY services and facilities, and consumers integrating CCEE;

DISTRIBUTION AGENT: holder of a concession, permission or authorization for distribution services and facilities to provide ELECTRIC ENERGY to end consumers, exclusively in a regulated manner;

LIQUIDATION AGENT: financial institution hired by CCEE to proceed the financial settlement of operations performed in the SHORT TERM MARKET;

REGULATED CONTRACTING ENVIRONMENT - ACR: market segment in which the purchase and sale transactions of ELECTRIC ENERGY are conducted between SELLERS and DISTRIBUTION AGENTS, preceded by bidding, except in the cases provided in the law, in accordance with specific RULES and MARKETING PROCEDURES;

ANEEL: National Electric Energy Agency, a government agency under special regime established by Act nº 9.427, of 1996, modified by Act nº 10.848, of 2004, responsible for the regulation, control and inspection of Electric Energy services and installations;

AUTHORIZING ACT: is the act of granting authorization for generation of ELECTRIC ENERGY issued by the Licensing Authority, individualized for each PLANT.

COMPETENT AUTHORITY: any government entity that has the authority to interfere with the AGREEMENT or the activities of the PARTIES;

ARBITRATION CHAMBER: an entity elected by the CCEE AGENTS to structure, organize, and administer a Conflict resolution process, which, in the strict exercise of the available rights, shall settle Conflicts by means of arbitration, pursuant to the terms of the MARKETING COVENANT and the CCEE Bylaws;

CHAMBER OF MARKETING OF ELECTRIC ENERGY - CCEE: a non-profit private legal entity that acts under the authorization of the Licensing Authority and regulation and supervision of ANEEL, in accordance with the MARKETING COVENANT;

GRAVITY CENTER: virtual point defined in the MARKETING RULES for the SUBMARKET where the PLANT is located and the symbolic delivery of the respective CONTRACTED ENERGY will be made;

BUYER: DISTRIBUTION AGENT participant of the Auction;

ENERGY MARKETING AGREEMENT or AGREEMENT IN THE REGULATED ENVIRONMENT -

CCEAR: the present Bilateral Agreement entered into under the ACR between SELLER and BUYER;

CCG: agreement signed between the PARTIES and the financial institution (MANAGING BANK), which establishes the form of fulfilment of the obligations relating to the payment contemplated in the AGREEMENT, constituting Annex III to the present;

ARBITRATION COVENANT: instrument signed by the CCEE AGENTS and by CCEE, through which they commit to submit the conflicts to the ARBITRATION CHAMBER, approved by Resolution No. 531 of August 7, 2007;

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MARKETING COVENANT: legal instrument established by Normative Resolution No. 109 of October 26, 2004, pursuant to Act No. 10848 of March 15, 2004, Decree No. 5163 of July 30, 2004 and Decree No. 5177 of August 12, 2004;

VARIABLE UNIT COST - CVU: value, expressed in BRL/MWh, which includes all the operating costs of the PLANT corresponding to generation above inflexibility;

START DATE OF SUPPLY: The date indicated in sub-clause 3.3, which corresponds to the beginning of the availability of the CONTRACTED ENERGY and the ASSOCIATED POWER by SELLER;

GUIDELINES: defined as established in MME Ordinances No. 653, of December 11, 2014 and No. 12, of January 29, 2015.

MAXIMUM AVAILABILITY: defined as established in Annex I of MME Ordinance No. 258, of July 28, 2008;

MAXIMUM AGREEMENT AVAILABILITY: part of the MAXIMUM AVAILABILITY of the PLANT committed to the AGREEMENT, whose value is presented in Annex I of the CCEAR;

MAXIMUM HOURLY AVAILABILITY: portion of the PLANT'S MAXIMUM AVAILABILITY committed to the AGREEMENT, valid for the first three calendar years of the SUPPLY PERIOD, calculated in accordance with Sub-Clause 6.4.

COLLECTION OR BILLING DOCUMENT: tax and/or commercial document, provided in the legislation in force, issued by SELLER in relation to BUYER, for collection of the SALES REVENUE;

NOTICE: document approved by ANEEL that governs the bidding process;

ELECTRIC ENERGY or ENERGY: amount of active electric energy during any period of time, expressed in MWh;

CONTRACTED ENERGY: is the amount of ELECTRIC ENERGY, expressed in average MW, for each PLANT and limited to the respective PHYSICAL GUARANTEE, sold in the Auction and purpose of the CCEAR;

EPE: Empresa de Pesquisa Energética, created by Decree No. 5,184 of August 16, 2004, which aims at providing services in the area of studies and research to subsidize the planning of the energy sector, such as electric energy oil and natural gas and their derivatives, coal, renewable energy sources and energy efficiency, among others;

PHYSICAL GUARANTEE: is the amount, expressed in average MW, corresponding to the maximum quantity of ENERGY relative to each PLANT that may be used to evidence of cargo service or marketing through contracts, established as contained in MME Ordinance No. 258, of July 28, 2008;

TECHNICAL QUALIFICATION: registration and technical qualification of the PLANT with EPE, pursuant to the terms of the GUIDELINES;

COST BENEFIT INDEX - ICB: value calculated by the electronic system used for the Auction, expressed in BRL/MWh, which is the price reference for SELLER's offer at the end of the auction;

SCHEDULED UNAVAILABILITY: Percentage of time the generating units will remain out of service for scheduled maintenance declared by SELLER to ONS on December 15 of each year for the following year.

VERIFIED SCHEDULED UNAVAILABILITY: SCHEDULED UNAVAILABILITY verified by ONS.

CONTRACTUAL INFLEXIBILITY: amount of energy, expressed in MWmed, which represents a portion of the obligation to deliver ENERGY by SELLER, this amount being associated to the inflexible generation of the PLANT;

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IPCA: National Extended Consumer Price Index, released by the Brazilian Institute of Geography and Statistics;

AUCTION: bidding process for contracting concessions and authorizations for generation and purchase and sale of ENERGY, governed by Auction Notice no. 03/2015 - ANEEL and its related documents;

SHORT-TERM MARKET or MCP: CCEE segment where the differences between the amounts of ELECTRIC ENERGY contracted and registered by the CCEE AGENTS and the amounts of generation or consumption effectively verified and attributed to the respective CCEE AGENTS are sold;

MODULATION: discretization of monthly amounts of ENERGY by MARKETING PERIOD;

NOTIFICATION OF DISPUTE: formal document intended to inform the PARTIES about disputes concerning the provisions of the AGREEMENT and/or related to them;

ONS: National Electric System Operator, responsible for the coordination, supervision and control of the operation of the generation and transmission of ELECTRIC ENERGY of SIN;

VARIABLE PORTION: portion of the SALE REVENUE intended for the payment of the variable costs incurred by SELLER in the flexible portion of the PLANT’s generation;

COMMITMENT PERCENTAGE: percentage of the PHYSICAL GUARANTEE of the PLANT compromised in the AGREEMENT, calculated by the ratio between the CONTRACTED ENERGY of the PLANT, in MWmed, and the current PHYSICAL GUARANTEE of the PLANT. This is a reference value, as it will be adjusted under the RULES in order to contemplate the electrical losses due and/or verified between the PLANT and the GRAVITY CENTER of the SUBMARKET where the PLANT is located;

MARKETING PERIOD: is the smallest unit of time of marketing of ELECTRIC ENERGY;

SUPPLY PERIOD: corresponds to the time interval between the START DATE OF SUPPLY and the end date of the availability of the CONTRACTED ENERGY and its ASSOCIATED POWER by SELLER;

PLD: Differences Settlement Price, with maximum and minimum values periodically defined by ANEEL, taking into account the variable operating costs of the thermoelectric undertakings available for centralized delivery, as per article 57 of Decree No. 5,163 of July 30, 2004;

POWER: is the amount of ELECTRIC ENERGY requested in the time unit, expressed in MW;

ASSOCIATED POWER: is the amount of POWER that SELLER shall make available to BUYER, defined pursuant to the terms of Clause 4;

INSTALLED POWER: addition of the nominal active electric powers of the PLANT’s generating units, committed to this AGREEMENT, in accordance with the respective AUTHORIZING ACT, according to ANNEX I of the AGREEMENT, expressed in MW;

PPT: Priority Thermoelectricity Program, created by Decree no. 3.371, of February 24, 2000;

MARKETING PROCEDURES: set of standards approved by ANEEL that define conditions, requirements, events and deadlines relative to the marketing of ELECTRIC ENERGY under the CCEE;

DISTRIBUTION PROCEDURES: set of standards approved by ANEEL that standardize the technical activities related to the operation and performance of ELECTRIC ENERGY distribution systems;

NETWORK PROCEDURES: documents prepared by ONS with the participation of the AGENTS and approved by ANEEL, which establish the procedures and technical requirements necessary for the planning, implementation, use and operation of the SIN, and define the responsibilities of the ONS and the AGENTS;

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SALES REVENUE: revenue associated to the AGREEMENT, defined in accordance with Clause 7;

FIXED REVENUE: amount of annual remuneration of each USER presented by SELLER in the Auction, expressed in reais per year, which includes, among others, at the SELLER's discretion: (i) cost and remuneration of the investment (internal rate of return); (ii) costs of connection and use of the distribution and transmission system;

(iii) costs arising from the consumption of inputs and/or fuel and from the operation and maintenance of the PLANT regarding inflexible generation; (iv) costs of insurance and guarantees of the PLANT and the financial commitments of SELLER; and (v) TAXES and direct and indirect charges necessary for performance of the purpose of the AGREEMENT;

MARKETING RULES or RULES: set of operational and commercial rules and their algebraic formulations defined by ANEEL, and mandatory compliance by the CCEE AGENTS, applicable to the sale of ELECTRIC ENERGY within the scope of the CCEE;

MONTHLY ALLOCATION OF ELECTRIC ENERGY: monthly discretization of annual amounts of ENERGY;

NATIONAL INTERCONNECTED SYSTEM - SIN: set of installations and equipment responsible for the supply of ELECTRIC ENERGY of the electrically interconnected regions of the country;

SUBMARKET: division of SIN for which a specific PLD is established and whose boundaries are defined due to the presence and duration of relevant transmission restrictions on the ELECTRIC ENERGY flows in the SIN;

TAXES: all the taxes, fees and contributions levied on the purpose of the AGREEMENT, excluding any other existing ones or those which may be created on the net profit or income of any of the PARTIES. Such exclusion covers, without limitation, corporate income tax, social contribution on profits and taxes or contributions on financial transactions;

PLANT: industrial plant for the production of ELECTRIC ENERGY from a natural gas thermal source;

SELLER: holder of a concession, permit or authorization for generating ELECTRIC ENERGY that has ENERGY negotiated in the Auction.

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ANNEX III CCEAR

AGREEMENT FOR THE PROVISION OF A PAYMENT GUARANTEE BY RESTRICTION OF REVENUES

By this instrument:

1. [___________], with registered office at [__________], concessionaire or licensee of public service of DISTRIBUTION of electric energy, through the Agreement of Concession of Public Service of Distribution of Electric Energy executed with the Licensing Authority, henceforth referred to as BUYER;

2. GPE SERGIPE - EMPREENDIMENTOS SPE LTDA, with registered office at AVENIDA RIO BRANCO, 186, SALA 506 EDIF OVIEDO TEIXEIRA, CENTRO, ARACAJU-SE, CNPJ No. 20.095.481/0001-73, a GENERATION concessionaire, referred to as SELLER; and

3. [__________] and with registered office at [__________], referred to as MANAGING BANK;

all herein represented pursuant to the terms of their constitutional documents, by their undersigned legal representatives, and collectively referred to as PARTIES;

WHEREAS:

(a) as a result of the 21st Energy Auction for New Generation Ventures (“Auction”), coordinated by the National ELECTRIC ENERGY Agency - ANEEL, BUYER and SELLER sign an ENERGY MARKETING AGREEMENT IN THE REGULATED ENVIRONMENT

- CCEAR, which covers the supply of electric energy aiming at serving the consumer market in BUYER's concession area;

(b) in addition to the CCEAR indicated, BUYER has executed other CCEARs with other electric energy sellers participating in the Auction;

(c) according to the regulations of the electric sector, BUYER has as one of its priorities the payment of the electric energy supply, for due rendering of the public distribution service;

(d) CCEAR, in its Clause 1, provides the execution of this legal and financial instrument to ensure compliance with BUYER's obligations, especially as regards payments to be made to SELLER;

(e) in order to make these payments possible, the MANAGING BANK shall perform the activities provided herein; and

(f) The BILLING DOCUMENT may be issued on behalf of the head office (s) or branch (es) of SELLER or BUYER, as previously informed and agreed between the PARTIES;

The parties herein decide to enter into this Agreement for the Constitution of Payment Guarantee, by means of Restriction of Revenues (“CCG”), which shall become an integral and inseparable part of the CCEAR, governed by the clauses and provisions set forth below.

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CLAUSE 1 - DEFINITIONS

1.1. In order to enable the understanding and accuracy of the technical terminology used in the CCG, the concept of the following words and expressions is already agreed upon by the PARTIES:

I. MANAGING BANK: financial institution, with no direct or indirect corporate relationship, to BUYER or SELLER, hired by BUYER with the consent of SELLER, for the centralization and administration of the flow of funds of the CENTRALIZED ACCOUNT, the RESTRICTED ACCOUNT and the RESERVED ACCOUNT, as provided for in the CCG, for purposes of payment of the amounts indicated in the BILLING DOCUMENTS;

II. CCEAR: Bilateral agreement executed between SELLER and BUYER, in the Regulated Contracting Environment - ACR, under nº 28500;

III. CENTRALIZING ACCOUNT: Checking account held by BUYER, maintained with the MANAGER'S BANK at Branch No. 0895-8, under No. 79219-5, used to centralize part of the product of the collection of tariff for the supply of public electric energy distribution services, whose monthly flow of funds must be equivalent to at least 1.2 times the addition of the value(s) of the BILLING DOCUMENT(S) due in the month in reference, which can be operated only by the MANAGING BANK;

IV. OPERATION ACCOUNT: Checking account held by BUYER, held with the MANAGING BANK, at Branch nº 2373, under nº 133900-1, freely operated by BUYER, or any other checking account that BUYER may indicate by communication to the MANAGING BANK;

V. RESERVE ACCOUNT: Checking account held by BUYER, maintained at the MANAGING BANK, whose opening and maintenance shall be required in the event of default on payment of the amounts indicated in the BILLING DOCUMENTS;

VI. SELLER'S ACCOUNT: Bank account held by SELLER used to receive funds from the payments indicated in the BILLING DOCUMENTS, pursuant to sub-clause 3.4.1;

VII. RESTRICTED ACCOUNT: Checking account held by BUYER, at the MANAGING BANK, at Branch nº 0895-8, under nº 79222-5, which shall receive a transfer of part of the funds of the CENTRALIZING ACCOUNT for payment of the amounts indicated in the BILLING DOCUMENTS, which can only be operated by the MANAGING BANK in compliance with SELLER's determinations and pursuant to CCG;

VIII. BILLING DOCUMENT: Tax and/or commercial document, provided in the legislation in force, issued by SELLER to BUYER, pursuant to the terms of the CCEAR; and

IX. SHORT-TERM MARKET: segment of the Electric Energy Marketing Chamber - CCEE where the differences between the amounts of electric energy contracted and registered by the CCEE agents and the amounts of generation or consumption effectively verified and attributed to the respective CCEE agents are sold.

1.2. Any terms used herein, but not defined herein, shall have the meanings set out in the CCEAR.

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CLAUSE 2 – PURPOSE

2.1. The CCG aims at establishing the terms and conditions for the fulfilment of the BUYER's payment obligation towards SELLER, as defined in the CCEAR:

I. the binding of part of BUYER's income in favor of SELLER; and

II. the regulation of all the terms and conditions under which the MANAGING BANK shall act as agent bank, depositary and responsible for the centralization and management of the CENTRALIZING ACCOUNT, RESTRICTED ACCOUNT and RESERVED ACCOUNT, for purposes of payment of the BILLING DOCUMENT(s).

2.2. The constitution of the CENTRALIZING ACCOUNT and the RESTRICTED ACCOUNT, with the rights and obligations arising therefrom, including the revenue binding mechanism, for purposes of the CCG, shall only be required 60 days prior to the start date of the supply contemplated in the CCEAR.

CLAUSE 3 – RESTRICTION OF REVENUE AND PAYMENT

3.1. In order to ensure compliance with the payment obligations undertaken by BUYER at CCEAR, and subject to the conditions set forth in Clauses 4 and 5, BUYER binds SELLER, irrevocably and irreversibly, until final settlement of all obligations, by a portion of the funds resulting from the receipt of the tariffs for the supply of public electric energy distribution services deposited in the CENTRALIZING ACCOUNT.

3.2. The revenue to be restricted for monthly payment of the BILLING DOCUMENT(S) shall be:

I. exclusively that corresponding to 1.20 times the amounts indicated in the BILLING DOCUMENT(S), considering their respective due dates, and deducted from any amounts relating to controversial amounts, pursuant to the terms of the CCEAR;

II. withdrawal from the CENTRALIZING ACCOUNT and deposited in the RESTRICTED ACCOUNT by the MANAGING BANK, according to the conditions and periods defined between BUYER and the MANAGING BANK.

3.3. The treatment provided in Clause 10 of the CEECAR shall apply to the amounts contested.

3.4. Full payment of the BILLING DOCUMENT(S) shall be characterized by the transfer of the revenue contemplated in sub-clause 3.2 to SELLER'S ACCOUNT, complemented, if applicable, by revenue from the RESERVED ACCOUNT.

3.4.1. SELLER'S ACCOUNT used to receive funds from the payments indicated in the BILLING DOCUMENTS shall be:

(I) the checking account held at Banco Santander (Brasil) S.A., Branch No. 0895-8, under No. 1301748, if SELLER is paid in the scope of the financial settlement of the SHORT TERM MARKET; or

(II) the checking account held with the financial institution contracted by CCEE to proceed the financial settlement of the transactions carried out in the SHORT-TERM MARKET, if SELLER defaulting within the scope of the financial liquidation of the SHORT-TERM MARKET.

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3.5. In order to ensure compliance with the obligations contemplated herein, and as an indication of liquidity and payment capacity, BUYER undertakes to maintain in the CENTRALIZING ACCOUNT a monthly flow of funds equivalent to 1.2 times the addition of the value(s) of the BILLING DOCUMENT(S) due in the month in question, all in accordance with the provisions of the CCG.

3.6. If this does not occur in a given month, this occurrence conditioned to only once a year, the flow of funds mentioned in sub-clause 3.5, there will be a grace period of one month for BUYER to allocate a sufficient portion of its resources to fulfill this CCG obligation.

CLAUSE 4- ADMINISTRATION AND OPERATION OF THE ACCOUNTS

4.1. The CENTRALIZING, RESTRICTED and RESERVED accounts shall be handled solely by the MANAGING BANK, pursuant to the terms and parameters of the CCG, and the RESTRICTED ACCOUNT and RESERVED ACCOUNT shall be used solely for payment to SELLER.

4.2. The following priority must be observed in the handling of the CENTRALIZING ACCOUNT:

I. transfer to the RESTRICTED ACCOUNT, limited to 1.20 times the values indicated in the BILLING DOCUMENT(S), according to their respective due dates; and

II. transfers to the RESERVED ACCOUNT, pursuant to Clause 5.

4.3. Upon confirmation by the MANAGING BANK that the balance of the RESTRICTED ACCOUNT ensures the payment of the outstanding portion of the BILLING DOCUMENT(s) in compliance with the procedures defined in item II of sub-clause 3.2, the remaining balance of the CHECKING ACCOUNT shall be transferred to the ACCOUNT, whose funds shall be free from any liens and may be assigned or restricted to third parties as guarantee and/or in other transactions of BUYER.

4.4. If on the due date(s) of the BILLING DOCUMENT(s) there is not enough balance in the ACCOUNT for its full payment, the MANAGING BANK shall:

I. transfer the amount available in the RESTRICTED ACCOUNT to the SELLER'S ACCOUNT; and

II. freeze the CENTRALIZING ACCOUNT and maintain the flow of funds between the CENTRALIZING ACCOUNT and the RESTRICTED ACCOUNT, until full discharge of the debt, including default charges as defined in Clause 11 of the CCEAR.

4.5. If BUYER has constituted a RESERVE ACCOUNT, and if on the due date(s) of the BILLING DOCUMENT(s) there is not enough balance in the RESTRICTED ACCOUNT for its payment in full, the MANAGING BANK shall:

I. transfer of the amount available in the RESTRICTED ACCOUNT to the SELLER's ACCOUNT;

II. transfer the necessary amount from the RESERVED ACCOUNT to the SELLER's ACCOUNT; and

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III. if there is not enough balance in the RESERVED ACCOUNT, the MANAGING BANK shall freeze the CENTRALIZING ACCOUNT and maintain the flow of funds between the CENTRALIZING ACCOUNT and the RESTRICTED ACCOUNT, until the debt is fully paid and the balance of the RESERVED ACCOUNT is restored.

4.6. After payment of the BILLING DOCUMENT(s), any funds remaining in the RESTRICTED ACCOUNT shall be automatically transferred to the OPERATION ACCOUNT.

4.7. BUYER and SELLER accept and agree that:

I. the funds deposited in the CENTRALIZING ACCOUNT, the RESTRICTED ACCOUNT and the RESERVED ACCOUNT may only be operated for credit and debit transactions through Transfer Orders, DOCs or TEDs by the MANAGING BANK;

II. as a result of the CCG provisions, no checks or debit cards shall be issued; and

III. no other means of operation shall be made available to you in the CENTRALIZING ACCOUNT, the RESTRICTED ACCOUNT, or the RESERVE ACCOUNT.

CLAUSE 5 - THE RESERVE ACCOUNT

5.1 BUYER shall be obliged to constitute the values of the RESERVED ACCOUNT in the MANAGING BANK in case of default on payment of the BILLING DOCUMENT(s), characterized by:

I. failure to pay any of the BILLING DOCUMENTS, for any maturities, for 12 months; or

II. two occurrences of the grace period mentioned in sub-clause 3.6.

5.2 In the RESERVE ACCOUNT, to be operated exclusively by the MANAGING BANK, pursuant to CCG, funds equivalent to 30% (thirty percent) of the addition of the amount(s) of the BILLING DOCUMENT(s) due in the month in question shall be maintained, in order to ensure its (their) full payment.

5.3 The amount deposited in the RESERVE ACCOUNT will remain frozen by the MANAGING BANK for a minimum of 12 (twelve) months, after which it will be released to BUYER if there is no default on any BILLING DOCUMENT, on any maturity.

5.4 The value of the RESERVED ACCOUNT shall be constituted and restored by freezing the amounts deposited in the CENTRALIZING ACCOUNT and transferred to the RESERVED ACCOUNT.

5.5 BUYER may invest, at its own risk, the funds deposited in RESERVE ACCOUNT in securities issued or, directly or wholly, guaranteed or insured by the government of Brazil or any agency or body thereof, or by the Central Bank of Brazil, or investment funds backed by such securities. The investments must observe the proportion of 100% (one hundred percent) in securities in national currency or in CDB of first class Banks, and shall also remain frozen as mentioned above.

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5.6 The financial investments and securities eventually acquired by BUYER, pursuant to the preceding paragraph, shall be from the date of their acquisition/application secured exclusively for the purposes set forth in this Clause 5.

5.7 BUYER shall restore the RESERVED ACCOUNT in the event of any losses or reduction in the amount of funds deposited therein as a result of BUYER's investments pursuant to the terms of sub-clause 5.5.

CLAUSE 6 - OBLIGATIONS OF SELLER AND BUYER

6.1. The obligations of SELLER are as follows:

I. send monthly to BUYER the original BILLING DOCUMENT(S), with a copy to the MANAGER, indicating the due dates and respective values, observing the deadline of at least five business days before the due date;

II. indicate to the MANAGING BANK the bank details for receiving the funds covered herein, keeping them duly restated, observing the provisions of sub-clause 3.4.1; and

III. be civilly and criminally liable for any damage it may cause to BUYER as a result of the issuance of BILLING DOCUMENT(S) contrary to the CCEAR, in relation to the deadlines and amounts due.

6.1.1. A breach of contractual obligation shall be characterized if SELLER does not provide the MANAGING BANK with the bank details of the checking account mentioned in item II of Sub-Clause 3.4.1, if SELLER is in default in the context of the financial liquidation of the SHORT TERM MARKET when the BILLING DOCUMENT is sent to BUYER.

6.1.2. Noncompliance with a contractual obligation contemplated in sub-clause 6.1.1 may give rise to termination by the CCEAR pursuant to its sub-clause 11.2.

6.2. The obligations of BUYER are as follows:

I. authorize the MANAGING BANK to retain and transfer on the account and to the order of SELLER, to SELLER's ACCOUNT the funds necessary to pay the BILLING DOCUMENT(s), in the amounts and within the terms stipulated in the CCEAR;

II. immediately inform SELLER of any change in its collection pattern in relation to the flow of funds from the CENTRALIZING ACCOUNT;

III. appoint a new MANAGING BANK within thirty days after receiving notification of withdrawal from the current MANAGING BANK, or at the request of SELLER, in the event of noncompliance by the MANAGING BANK with its obligations stipulated in the CCG;

IV. take all necessary steps to maintain the MANAGING BANK until a new MANAGING BANK is assumed, so that there is no interruption of the activities contemplated in the CCG; and

V. not dispose of, assign, transfer, commit or in any way encumber the funds relating to the RESTRICTED ACCOUNT;

VI. inform the MANAGING BANK, within 24 hours from receipt of the BILLING DOCUMENT(s), of the existence of amounts in respect of which BUYER has questioned the respective certainty and liquidity, and the status of SELLER's compliance with the financial settlement of the SHORT TERM MARKET for purposes of defining SELLER's ACCOUNT.

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6.3. In any case of replacement of the MANAGING BANK, BUYER must notify SELLER 15 (fifteen) business days in advance.

6.4. As long as there are no conflicts with the provisions of the CCEAR and the CCG, nor any possibility of loss to the due payment of the amounts contained in the BILLING DOCUMENT(s), and according to the applicable terms and conditions, BUYER and SELLER may agree with the MANAGING BANK eventual operating adjustments to the method contemplated herein.

CLAUSE 7 - OBLIGATIONS OF THE MANAGING BANK

7.1. The obligations of the MANAGING BANK are as follows:

I. perform all acts and procedures contractually contemplated to ensure restriction of BUYER's revenue and its transfer to SELLER, being civilly and criminally liable for any damage or loss caused to BUYER and/or SELLER as a result of noncompliance with their obligations;

II. not comply with an order, either by SELLER or BUYER, regarding the restriction and transfer of revenue, contrary to the CCG;

III. immediately inform SELLER of BUYER's noncompliance with any obligation regarding the restriction of funds contemplated in the CCG;

IV. use the values deposited in the CENTRALIZING ACCOUNT as provided in the CCG;

V. monitor the balance of the CENTRALIZING ACCOUNT, in order to comply with the conditions set forth in the CCG and, if necessary, communicate with the other PARTIES to adopt the applicable measures;

VI. transfer the funds deposited in the CENTRALIZING ACCOUNT to the RESTRICTED ACCOUNT, at no cost to BUYER, up to the amount related to the outstanding portion of the BILLING DOCUMENT(S), observing the procedures defined in item II of sub-clause 3.2 of the CCG;

VII. transfer the retained funds, pursuant to Clause 4, at no cost to BUYER, to SELLER'S ACCOUNT, limited to the values of the respective installments of the BILLING DOCUMENT(s), observing the procedures defined in item II of Sub-Clause 3.2, and observing the respective due dates;

VIII. transfer the amount stated in the CENTRALIZING ACCOUNT to the OPERATION ACCOUNT, at no cost to BUYER, only after the balance of the RESTRICTED ACCOUNT ensures full monthly payment of BUYER's obligations, contained in the BILLING DOCUMENT(s), according to Clause 4;

IX. not recognize the entire BILLING DOCUMENT issued by SELLER whose bank details are not in accordance with the provisions of sub-clause 3.4.1; and

X. check, with the Electric Energy Marketing Chamber - CCEE, the status of SELLER's compliance within the scope of the financial liquidation of the SHORT TERM MARKET, for purposes of transferring the funds to SELLER's ACCOUNT.

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7.2. In relation to item VII of sub-clause 7.1, if on the expiry date(s) of the BILLING DOCUMENT(S) there is not enough balance in the RESTRICTED ACCOUNT, the MANAGING BANK shall comply with the provisions of sub-clauses 4.4 and 4.5.

7.3. If the MANAGING BANK is the same for several CCEARs of the AUCTION executed by BUYER, the MANAGING BANK shall use the amounts deposited in the CENTRALIZING ACCOUNT and in the RESERVED ACCOUNT only for the payment of the monetary obligations set forth in the CCEARs of the AUCTION, in proportion to the amounts due by BUYER to its respective SELLERS and indicated in each CCEAR, and shall adopt all other measures set forth in the CCG in relation to each BILLING DOCUMENT.

7.4. SELLER accepts and acknowledges that the MANAGING BANK shall not be liable for insufficient funds held in the CENTRALIZING ACCOUNT, which makes it impossible for it to fully comply with the provisions hereof, except when the insufficiency is the result of wrongful action or omission attributable to the MANAGING BANK.

7.5. The MANAGING BANK, whenever requested, shall provide SELLER with information attesting to the maintenance of the flow of funds mentioned in sub-clause 3.5.

7.6. The MANAGING BANK undertakes to notify BUYER and SELLER 120 (one hundred and twenty) days in advance of its intention to no longer act as the MANAGING BANK, but shall remain in office until the new MANAGING BANK has entered into a CCG membership agreement, through which it shall subrogate itself to the rights and obligations of the substituted MANAGING BANK.

CLAUSE 8 - AUTHORIZATIONS AND POWER OF ATTORNEY TO THE MANAGING BANK

8.1. For the purposes set forth in the CCG, BUYER herein authorizes the MANAGING BANK, irrevocably and irreversibly, to

I. withhold from the CENTRALIZING ACCOUNT and transfer to the RESTRICTED ACCOUNT, according to the mechanism described in Clause 4, the funds necessary to pay the outstanding portion of the BILLING DOCUMENT(S), transferring to SELLER'S ACCOUNT only the non-controversial amounts and observing the procedures defined in item (ii) of Sub-Clause 3.2, in the amounts and deadlines established in the CCEAR;

II. freeze the CENTRALIZING ACCOUNT and keep the flow of funds between the CENTRALIZING ACCOUNT and the RESTRICTED ACCOUNT, until discharge of the debt resulting from the BILLING DOCUMENT(S), in the event that on the due date(s) of the BILLING DOCUMENT(S) there is not enough balance in the RESTRICTED ACCOUNT;

III. withhold and transfer, from the CENTRALIZING ACCOUNT to the RESERVED ACCOUNT, which cannot be operated by BUYER, the value equivalent to 30% (thirty percent) of the addition of the value(s) of the BILLING DOCUMENT(S) due in the month in reference, pursuant to the terms of Clause 5;

IV. transfer from the RESERVED ACCOUNT to SELLER's ACCOUNT part or all of the funds deposited in the RESERVED ACCOUNT, if there is insufficient balance in the RESTRICTED ACCOUNT, and aiming at full payment of the BILLING DOCUMENT(S); and

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V. inform and provide SELLER with sufficient balance in the CENTRALIZING ACCOUNT and in the RESTRICTED ACCOUNT, upon written request.

8.2. In order to comply with the CCG, BUYER herein appoints and constitutes the MANAGING BANK as its attorney-in-fact, irrevocably and irreversibly, pursuant to article 684 of the Brazilian Civil Code, until the final liquidation of all obligations assumed in the CCG, with specific powers to perform the acts necessary for this purpose and provided for in the CCG, especially those provided in Clauses 3, 4 and 5.

8.3. The concession of powers provided in Sub-Clause 8.2 shall only be revoked in cases of replacement of the MANAGING BANK, at the request of the latter or at BUYER’s initiative, always with prior notice to SELLER, in compliance with the provisions of Clauses 6 and 7.

CLAUSE 9 - COSTS AND CHARGES

9.1. BUYER shall be solely responsible for all bank charges incurred or incurred for the maintenance of CENTRALIZING, RESTRICTED, RESERVE and OPERATION accounts, due to CCG, as well as other applicable tax and fiscal obligations.

9.2. SELLER shall be exclusively responsible for all bank charges incurred for maintenance of the SELLER's ACCOUNT, due to the CCG, as well as the other applicable tax and fiscal obligations.

CLAUSE 10- TERM AND EFFECTIVENESS

10.1. The CCG enters into force on the date of its signature, and remains in force until all CCEAR's obligations have been fulfilled, its term of effectiveness observed, being governed and interpreted, in all its aspects, by Brazilian law.

10.2. The effectiveness of the CCG is linked to the beginning of the SUPPLY PERIOD contemplated in the CCEAR, only after which it will generate any effects.

CLAUSE 11 - CONFIDENTIALITY

11.1. The PARTIES and the MANAGING BANK agree that all information and data made available by one to the other(s) shall be considered confidential, and shall not disclose such information to third parties, unless expressly authorized, a priori and in writing, by the interested party(ies) signatory(ies) of the CCG.

11.2. Information may only be disclosed without prior authorization in the event of order by a court or administrative authority, and the PARTIES and the MANAGING BANK shall be obliged to inform the interested party(ies) signatory(ies) of the CCG about such disclosure.

CLAUSE 12 - GENERAL PROVISIONS

12.1. Without prejudice to the statements made in the CCEAR, the PARTIES represent and warrant that:

I. they are authorized, pursuant to the terms of the law and their Bylaws, to assume the obligations and comply with the provisions of the CCG; and

II. the conclusion and fulfilment of the obligations arising from the CCG do not violate any provision of their Bylaws or the laws and regulations to which it is subject.

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12.2. The CCG may only be altered or rectified by the signature of a corresponding Amendment by the PARTIES, or as determined in a specific Marketing Procedure.

12.3. In case of replacement of the MANAGING BANK, the new MANAGING BANK shall fully abide by the terms, conditions and provisions of the CCG and any amendments or modifying or substitutive instruments, and shall be bound by all obligations provided for the purposes herein.

12.4. The absence by the PARTIES of a claim for non-fulfillment of any obligations under the CCG: (i) shall not operate or be construed as a waiver of any other right or remedy, whether similar or of a different nature, nor (ii) shall have effect unless made in writing and duly signed by a representative of the respective PARTY; also, tolerance or concession of a term or any other conditions that a PARTY makes to the other shall not operate as waiver of fulfillment of the respective obligation, novation or amendment of the terms and conditions agreed herein.

12.5. This Instrument irrevocably and irreversibly binds the contracting parties, in all its terms, clauses and conditions, for themselves and their successors, on any account, as well as authorized assignees.

12.6. The PARTIES herein acknowledge that the obligations arising out of this Instrument include specific performance, in accordance with Article 461 of the Code of Civil Procedure.

12.7. Any doubts or pending issues related to this Instrument shall be settled as provided in Clause 14 of CCEAR – Dispute Resolution. Should judicial measures be necessary as provided in Act No. 9307/96, the PARTIES shall elect the Venue of the Judicial District of Brasília/DF, waiving any other, however privileged it may be.

12.8. Any notice or other communication by one PARTY to the other and to the MANAGING BANK about this CCG shall be made by the representatives:

If to SELLER:

C/o: Adalto Rodrigues

Tel.: 21 35530720

Fax:

Email: adalto.rodrigues@gnpw.com.br

If to BUYER:

C/o: [__________]

Tel.: [__________]

Fax: [__________]

Email: [__________]

If to MANAGER BANK:

C/o: [__________]

Tel.: [__________]

Fax: [__________]

Email: [__________]

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IN WITNESS WHEREOF, the PARTIES sign the CCG, in “n” (sufficient number) counterparts of equal tenor and form.

[__________], [__________]

By BUYER:

By SELLER:

By the MANAGING BANK:

WITNESSES